                  NICHOLAS -- APPLEGATE-Registered Trademark-
                              Institutional Funds

                            Supplement to Prospectus
                              Dated July 19, 2002
                               Retirement Shares

                                 July 26, 2002

The Worldwide Growth Fund Investor Fees and Expenses table on page 8 of the Prospectus is amended as follows:

[GRAPHIC]INVESTOR FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses
(expenses that are deducted from fund
assets)(as a percentage of average net
assets)
Management fee                               1.00%
--------------------------------------------------------
Distribution (12b-1) fee+                     None
--------------------------------------------------------
Other expenses                               0.63%
--------------------------------------------------------
Total annual fund operating expenses         1.63%
--------------------------------------------------------
Waiver of fund expenses                     (0.38%)
--------------------------------------------------------
Net expenses                                 1.25%

+ Class R Shares have adopted a 12b-1 Plan that may pay a fee to the Distributor at an annual rate of up to 0.25% of their average daily net assets. The Fund has no current intention of activating the Plan and will give shareholders 60-days notice prior to activation of the Plan. See "Shareholder Services and Distribution Plans."

Expense Waivers: Through the fiscal year ending March 31, 2003, the Investment Adviser has contractually agreed to waive or defer its management fees and to pay other operating expenses otherwise payable by the Fund, subject to possible later reimbursement during a three year period. The Investment Adviser may not amend the fee waiver agreement without the consent of the Fund. See "Expense Waivers" on page 26.

EXAMPLE:

THE FOLLOWING EXAMPLE IS INTENDED TO HELP YOU COMPARE THE COST OF INVESTING IN THE FUND WITH THE COST OF INVESTING IN OTHER MUTUAL FUNDS. THE EXAMPLE ASSUMES THAT YOU INVEST $10,000 IN THE FUND'S SHARES FOR THE TIME PERIODS INDICATED AND THEN REDEEM ALL OF YOUR SHARES AT THE END OF THOSE PERIODS. THE EXAMPLE ALSO ASSUMES THAT YOUR INVESTMENT HAS A 5% RETURN EACH YEAR AND THAT THE FUND'S OPERATING EXPENSES ARE AFTER WAIVERS FOR THE 1 YEAR PERIOD AND BEFORE WAIVERS FOR THE OTHER PERIODS SHOWN. ALTHOUGH YOUR ACTUAL COSTS MAY BE HIGHER OR LOWER, BASED ON THESE ASSUMPTIONS YOUR COSTS WOULD BE:

     Year 1            Year 3            Year 5           Year 10
      $106              $536              $943             $2,150